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                                                               Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements No.'s 33-95194, 33-95192, 33-98688 and 333-44367


                                             /s/ Arthur Andersen LLP
                                             -----------------------
                                             ARTHUR ANDERSEN LLP


Boston, Massachusetts,
March 25, 1999